EXHIBIT 10.53

COMMUNITY BANCSHARES, INC.

2005 NONQUALIFIED STOCK OPTION AGREEMENT

FOR SENIOR OFFICERS

THIS AGREEMENT is made and entered into as of January 12, 2005, between grantor Community Bancshares, Inc., a Delaware corporation (the “Corporation”) and grantee, William H. Caughran (the “Grantee”).

W I T N E S S E T H:

The Board of Directors of the Corporation (the “Board”) considers it in the best interests of the Corporation to issue from time to time to selected grantees options to purchase the Corporation’s stock so as to more closely align the interests of such grantees with the interests of the Corporation’s stockholders and to provide additional inducement for such grantees to remain in the service of the Corporation with an increased incentive to work for its long-term success. This Agreement establishes the terms and conditions applicable to Grantee’s award of options.

NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Option. Grantee shall have the right and option to purchase on the terms and conditions set forth herein, all or any part of an aggregate of 20,000 shares (“Option Shares”) of the $.10 par value common stock of the Corporation (the “Common Stock”) at the purchase price of $6.81 per share (the “Option Price”). The Option Price is 100% of the fair market value of the Common Stock on January 12, 2005, the date of the grant of the option covered by this Agreement.

2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

(a) Expiration Date. The option shall expire five (5) years after the date of grant (the “Expiration Date”). After the Expiration Date, the parties shall have no further rights or obligations hereunder.

(b) Exercise of Option. The option covered by this Agreement may be exercised by Grantee from time to time, in whole or in part, at any time prior to the Expiration Date subject to the restrictions in Section 2(d), (e) and (f) and Section 7.

(c) Method of Exercise and Payment of Purchase Price Upon Exercise. The Grantee may elect to exercise the option by giving written notice of such election to the Corporation, in such form as the Board may require, accompanied by payment of the full purchase price of the Option Shares for which the election is made. Payment of the Option Price shall be made in cash or Common Stock that was acquired at least six (6) months prior to the exercise of the option, or a combination thereof. To the extent permitted by applicable law, the option may be exercised and the exercise price paid pursuant to arrangements with brokerage firms permitted under Regulation T of the Federal Reserve Board or successor regulations or statutes. Any federal or state tax withholding requirements can be satisfied by shares of Common Stock acquired pursuant to the option exercise.

(d) Exercise Upon Death. In the event that Grantee ceases to be employed by the Corporation or its subsidiaries by reason of death, the option may thereafter be exercised as to all shares subject to the option by the legal representative of the estate or by the person or persons entitled to the option under the Grantee’s will or the laws of descent and distribution, as appropriate, until the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date of the Grantee’s death.

(e) Exercise Upon Termination of Affiliation by Reason of Disability. In the event that Grantee ceases to be employed by the Corporation or its subsidiaries by reason of Disability (as defined below), the option may thereafter be exercised as to all shares subject to the option until the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date that Grantee is determined by the Corporation to be disabled.

(f) Exercise Upon Termination of Affiliation by Reason Other than Death or Disability. The option or any unexercised portions thereof shall expire upon the earlier of (i) the expiration of the stated term of the option or (ii) the 60th day following the date of termination of Grantee’s employment by the Corporation and its subsidiaries for any reason other than death or Disability. Provided, however, if the Grantee’s affiliation is terminated for Cause (as defined below), the option shall expire on the date of the termination of the Grantee’s affiliation. If Grantee resigns from his or her affiliation with the Corporation and its subsidiaries under circumstances where Cause for termination exists, the resignation will be considered a termination for Cause and the option will expire on the date of such resignation.

3. No Rights as Shareholder or to Employment. No option granted hereunder shall entitle the holder thereof to any rights as a shareholder in the Corporation with respect to any shares to which the option relates until such shares have been paid for in full and issued. Furthermore, the option shall not confer upon the Grantee any rights of employment with the Corporation or any of its subsidiaries or affect the right of the Corporation or its subsidiaries to terminate the employment of the Grantee at any time, with or without cause.

4. Restrictions on Transfer of Shares and Option. Grantee hereby agrees for himself or herself and his or her legal representative, heirs and distributees, that if a registration statement covering the shares issuable upon exercise of any option hereunder is not effective under the Securities Act of 1933, as amended (the “Act”), at the time of such exercise, or if some other exemption from the provisions of the Act is not available, then all shares of Common Stock then received or purchased upon such exercise shall be acquired for investment, and that the notice of exercise delivered to the Corporation shall be accompanied by a representation in writing acceptable in scope and form to counsel to the Corporation and signed by Grantee or Grantee’s legal representative, heirs or distributees, as the case may be, to the effect that the shares are being acquired in good faith for investment and not with a view to distribution thereof. Any shares so acquired may be deemed restricted securities under Rule 144 as promulgated by the Securities and Exchange Commission under the Act, and as the same may be amended or replaced and subject to restrictions upon sale or other disposition. This option has not been registered under the Act or any applicable state securities laws in reliance upon registration exemptions in the Act and such laws. Grantee represents that Grantee is acquiring this option for Grantee’s own account for investment and not with a view to any resale or distribution thereof. Grantee understands and agrees that the option (in addition to the restriction on transfer set forth in Section 6) this option may not be sold, transferred or otherwise disposed of without registration under the Act and applicable state securities laws except in compliance with an exemption from such registration, the availability of which has been confirmed by an opinion of legal counsel or other evidence satisfactory to the Corporation.

5. Registration of Shares. If at any time the Board shall determine that the listing, registration or qualification of any shares subject to the option upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental or regulatory body is necessary or desirable as a condition of or in connection with the issuance or purchase of shares hereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions not acceptable to the Board.

6. Transfer of Rights. This option is not transferable except by will or by the laws of descent and distribution and shall be exercisable during Grantee’s lifetime only by Grantee. After the death of Grantee, this option may be exercised only by Grantee’s estate or by the person or persons entitled to the option under Grantee’s will or the laws of descent and distribution, as appropriate. In the event the option is transferred to the Grantee’s estate, the option may be exercised by the estate only to the extent that the Grantee would have been entitled had the option not been transferred.

7. Competition with Employer - Covenant Not to Compete. In consideration of the grant by the Corporation of the option, Grantee agrees with the Corporation as follows:

(a) While Grantee is employed by the Corporation or one or more of its subsidiaries (hereinafter collectively referred to as the “Company”), Grantee will devote his or her entire time, energy and skills to the service of the Company. Any employment shall be at the pleasure of the board of directors of each employing corporation.

(b) Grantee will not, during the term of his or her employment by the Company, or for a period of two years after termination for any reason of his or her affiliation with the Company, directly or indirectly, either individually or as a stockholder (except for passive investments of less than one percent of the outstanding shares), director, officer, consultant, independent contractor, employee, agent, member or otherwise of or through any corporation, partnership, association, joint venture, firm, individual or otherwise (hereinafter “Firm”), or in any other capacity:

(i) Carry on or engage in a business like or similar to any business engaged in by the Company either (A) in the county in which the Grantee has primarily been employed by the Company at the time of termination of employment or (B) within a 25-mile radius of the location where the Grantee has primarily been employed by the Company at the time of termination of employment; or

(ii) Solicit or do business (like or similar to any business engaged in by the Company) with any customer of the Company either (A) in the county in which the Grantee has primarily been employed by the Company at the time of termination of employment or (B) within a 25-mile radius of the location where the Grantee has primarily been employed by the Company at the time of termination of employment; or

(iii) Solicit, directly or indirectly, any employee of the Company to leave their employment with the Company for any reason. For purposes of this Agreement, the Company and Grantee agree that Grantee shall be deemed to have solicited any employee in violation of this Agreement if such employee is hired by Grantee or his or her Firm within six (6) months of Grantee’s last date of affiliation (either as an employee or a director) with the Company.

The above two-year period shall be extended by any period of time during which Grantee is in default of the covenants contained in this Agreement.

(c) During the term of his or her employment by the Company and thereafter, Grantee shall not divulge, or furnish or make accessible to any third party, company, corporation or other organization (including, but not limited to, customers, competitors or governmental agencies), without the Corporation’s prior written consent, any trade secrets, customer lists, information regarding customers, or other confidential information concerning the Company or its business, including without limitation, confidential methods of operation and organization, trade secrets, confidential matters related to pricing, markups, commissions and customer lists.

(d) In the event of a breach or threatened breach by Grantee of all or any part of the provisions of subdivisions (b) or (c) of this Section 7, the Company shall be entitled to an injunction restraining Grantee from such breach without limiting any other rights or remedies available to the Company for such breach or threatened breach.

(e) Grantee specifically recognizes and affirms that each of the covenants contained in subdivisions (b) and (c) of this Section 7 is a material and important term of this Agreement which has induced the Company to provide for the award of the option granted hereunder, and Grantee further agrees that should all or any part or application of subdivisions (b) or (c) of Section 7 of this Agreement be held or found invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction in an action between Grantee and the Company, the Corporation shall be entitled to receive (but not obligated to acquire) from Grantee all Common Stock held by Grantee which was obtained by Grantee under this Agreement (including all shares obtained by virtue of any stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or other transaction, hereinafter “stock dividends”) by returning to Grantee for each share received the Option Price paid by Grantee (as adjusted for stock dividends). If Grantee has sold, transferred, or otherwise disposed of Common Stock obtained under this Agreement (including all shares obtained by virtue of any stock dividend), the Corporation shall be entitled to receive from Grantee the difference between the Option Price paid by Grantee and the fair market value of the Common Stock (including all shares obtained by virtue of any stock dividends) on the date of sale transfer or other disposition.

(f) Notwithstanding any provision to the contrary herein contained, Section 7(b) shall not apply upon the termination of the Grantee’s employment by the Corporation other than for Cause within one (1) year following a Change in Control of the Corporation.

8. Definitions. For the purposes of this Agreement, the following term shall have the definition set forth below:

(a) “Cause” means (i) any act (A) that constitutes, on the part of the Grantee, fraud, dishonesty, a felony or gross malfeasance of duty and (B) that directly results in a material injury to the Corporation; or (ii) a material violation of the policies of the Corporation and/or its subsidiaries governing the conduct of Grantee; or (iii) conduct by the Grantee in his office with the Corporation that is grossly inappropriate and demonstrably likely to lead to material injury to the Corporation, as determined by the Board acting reasonably and in good faith.

(b) “Change in Control of the Corporation” means (i) the acquisition, directly or indirectly, by any “person” (within the meaning of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) within any twelve-month period of securities of the Corporation representing an aggregate of twenty percent (20%) or more of the combined voting power of the Corporation’s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation, cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved in advance by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; or (iii) consummation of a merger or consolidation or other business combination of the Corporation with any other person, other than a merger, consolidation or business combination which would result in the outstanding Common Stock immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into common stock of the surviving entity or a parent or affiliate thereof) at least sixty percent (60%) of the outstanding common stock of the Corporation or such surviving entity or parent of affiliate thereof outstanding immediately after such merger, consolidation or business combination; or (iv) a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets; or (v) the occurrence of any other event or circumstance which is not covered by (i) through (iv) above which the Board determines affects control of the Corporation and, in order to implement the purposes of this agreement, adopts a resolution that such event or circumstance constitutes a Change in Control for purposes of this agreement.

(c) “Disability” means total and permanent disability as determined under the Corporation’s long-term disability plan.

9. Disposition of Shares. Grantee agrees to notify the Corporation promptly of the disposition of any shares of Common Stock purchased pursuant to this option which are disposed of within one year after transfer of such shares to Grantee, or within two years of the date of the grant of such option. For purposes of such notification, “disposition” shall have the meaning assigned to it in Section 425(c) of the Code.

10. Adjustment of Awards. In the event of any change in corporate capitalization, such as stock split, or a corporate transaction, such as a merger, consolidation, separation or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Corporation, such adjustment shall be made in the number and class of and/or price of the Option Shares as may be determined to be appropriate and equitable by the Corporation’s Board of Directors, in its sole discretion, to prevent dilution or enlargement of the benefits or potential benefits intended to be available under this agreement; provided that the number of Option Shares shall always be a whole number.

11. Interpretation. Any question of interpretation or application of this Agreement shall be resolved by the Corporation’s Board of Directors and its determination shall be final and binding on the Corporation and Grantee.

12. Notices. All notices hereunder shall be in writing and, if to the Corporation, shall be delivered personally to the Chairman or mailed to the Corporation’s principal office at P.O. Box 1000, Blountsville, Alabama 35031, addressed to the attention of the Chairman; and if to Grantee, shall be delivered personally or mailed to him at the address for Grantee found in the Corporation’s records. Such addresses may be changed at any time by notice from one party to the other.

13. Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto, the successors and assigns of the Corporation and the person to whom the rights of Grantee are transferred by will or the laws of descent and distribution.

14. Amendment. This Agreement may be amended from time to time by the Board, but no such amendment shall impair the rights of the Grantee without the Grantee’s consent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMMUNITY BANCSHARES, INC.

	By:	/s/ Patrick M. Frawley
Patrick M. Frawley
Chairman, CEO and President

WITNESS:	GRANTEE:

/s/ Carol S. Murcks		/s/ William H. Caughran
William H. Caughran

AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENTS

This Amendment is entered into on this 27th day of April, 2004 by and between Community Bancshares, Inc. (the “Company”) and the undersigned individual (“Grantee”).

WHEREAS, Grantee and the Company entered into Nonqualified Stock Option Agreements dated August 1, 2003 and April 2, 2003 (the “Agreements”); and

WHEREAS, Grantee and the Company desire to amend the Agreements as set forth below;

NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreements as follows:

1. By deleting paragraphs (e) and (f) of Section 2 and amending paragraph (d) of Section 2 in its entirety to read as follows:

(e)	Exercise Upon Termination of Affiliation with the Corporation . If the Grantee’s affiliation in any capacity (i.e. as an employee or a director), but not necessarily in all capacities, with the Corporation and/or its subsidiaries is terminated for Cause (as defined below), the option shall expire on the date of termination of Grantee’s affiliation with the Corporation. Except as provided in the preceding sentence, the option may be exercised at any time during the stated term of the option notwithstanding the termination of Grantee’s affiliation with the Corporation due to death, disability, retirement or other reasons.

2. By deleting the provisions of Section 7 (“Competition with Employer – Covenant not to Compete”) in their entirety and replacing them with the following statement: “This Section is intentionally blank.”

The Agreements shall remain in full force and effect unmodified except as provided above.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

GRANTEE:	COMMUNITY BANCSHARES, INC.

/s/ William H. Caughran	By:	/s/ Patrick M. Frawley
William H. Caughran	Its	Chairman and CEO

COMMUNITY BANCSHARES, INC.

2004 NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT is made and entered into as of January 27, 2004, between grantor Community Bancshares, Inc., a Delaware corporation (the “Corporation”) and grantee, William H. Caughran (the “Grantee”).

W I T N E S S E T H:

The Board of Directors of the Corporation (the “Board”) approved the grant to Grantee of awards under the Corporation’s long-term incentive program and established the terms and conditions of such awards, as contained in this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Option. Grantee shall have the right and option to purchase on the terms and conditions set forth herein, all or any part of an aggregate of 20,000 shares (“Option Shares”) of the $.10 par value common stock of the Corporation (the “Common Stock”) at the purchase price of $5.35 per share (the “Option Price”). The Option Price is 100% of the fair market value of the Common Stock on January 27, 2004, the date of the grant of the option covered by this Agreement.

2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

(a) Expiration Date. The option shall expire five (5) years after the date of grant (the “Expiration Date”). After the Expiration Date, the parties shall have no further rights or obligations hereunder.

(b) Exercise of Option. The option covered by this Agreement may be exercised by Grantee from time to time, in whole or in part, at any time prior to the Expiration Date subject to the restrictions in Section 2(d), (e) and (f).

(c) Method of Exercise and Payment of Purchase Price Upon Exercise. The Grantee may elect to exercise the option by giving written notice of such election to the Corporation, in such form as the Board may require, accompanied by payment of the full purchase price of the Option Shares for which the election is made. Payment of the Option Price shall be made in cash or Common Stock that was acquired at least six (6) months prior to the exercise of the option, or a combination thereof. To the extent permitted by applicable law, the option may be exercised and the exercise price paid pursuant to arrangements with brokerage firms permitted under Regulation T of the Federal Reserve Board or successor regulations or statutes. Any federal or state tax withholding requirements can be satisfied by shares of Common Stock acquired pursuant to the option exercise.

(d) Exercise Upon Death. In the event that Grantee ceases to be affiliated with the Corporation or its subsidiaries (either as an employee or director) by reason of death, the option may thereafter be exercised as to all shares subject to the option by the legal representative of the estate or by the person or persons entitled to the option under the Grantee’s will or the laws of descent and distribution, as appropriate, until the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date of the Grantee’s death.

(e) Exercise Upon Termination of Affiliation by Reason of Disability. In the event that Grantee ceases to be affiliated with the Corporation or its subsidiaries (either as an employee or director) by reason of Disability (as defined below), the option may thereafter be exercised as to all shares subject to the option until the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date that Grantee is determined by the Corporation to be disabled.

(f) Exercise Upon Termination of Affiliation by Reason Other than Death or Disability. The option or any unexercised portions thereof shall expire upon the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date of termination of Grantee’s affiliation with the Corporation and its subsidiaries (both as an employee and as a director) for any reason other than death or Disability. Provided, however, if the Grantee’s affiliation is terminated for Cause (as defined below), the option shall expire on the date of the termination of the Grantee’s affiliation.

3. No Rights as Shareholder or to Employment or to Directorship. No option granted hereunder shall entitle the holder thereof to any rights as a shareholder in the Corporation with respect to any shares to which the option relates until such shares have been paid for in full and issued. Furthermore, the option shall not confer upon the Grantee any rights of employment with the Corporation or any of its subsidiaries or any rights to be a director of the Corporation or any of its subsidiaries or affect the right of the Corporation or its subsidiaries to terminate the affiliation of the Grantee at any time, with or without cause.

4. Restrictions on Transfer of Shares and Option. Grantee hereby agrees for himself or herself and his or her legal representative, heirs and distributees, that if a registration statement covering the shares issuable upon exercise of any option hereunder is not effective under the Securities Act of 1933, as amended (the “Act”), at the time of such exercise, or if some other exemption from the provisions of the Act is not available, then all shares of Common Stock then received or purchased upon such exercise shall be acquired for investment, and that the notice of exercise delivered to the Corporation shall be accompanied by a representation in writing acceptable in scope and form to counsel to the Corporation and signed by Grantee or Grantee’s legal representative, heirs or distributees, as the case may be, to the effect that the shares are being acquired in good faith for investment and not with a view to distribution thereof. Any shares so acquired may be deemed restricted securities under Rule 144 as promulgated by the Securities and Exchange Commission under the Act, and as the same may be amended or replaced and subject to restrictions upon sale or other disposition. This option has not been registered under the Act or any applicable state securities laws in reliance upon registration exemptions in the Act and such laws. Grantee represents that Grantee is acquiring this option for Grantee’s own account for investment and not with a view to any resale or distribution thereof. Grantee understands and agrees that the option (in addition to the restriction on transfer set forth in Section 6) this option may not be sold, transferred or otherwise disposed of without registration under the Act and applicable state securities laws except in compliance with an exemption from such registration, the availability of which has been confirmed by an opinion of legal counsel or other evidence satisfactory to the Corporation.

5. Registration of Shares. If at any time the Board shall determine that the listing, registration or qualification of any shares subject to the option upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental or regulatory body is necessary or desirable as a condition of or in connection with the issuance or purchase of shares hereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions not acceptable to the Board.

6. Transfer of Rights. This option is not transferable except by will or by the laws of descent and distribution and shall be exercisable during Grantee’s lifetime only by Grantee. After the death of Grantee, this option may be exercised only by Grantee’s estate or by the person or persons entitled to the option under Grantee’s will or the laws of descent and distribution, as appropriate. In the event the option is transferred to the Grantee’s estate, the option may be exercised by the estate only to the extent that the Grantee would have been entitled had the option not been transferred.

7. Definitions. For the purposes of this Agreement, the following terms shall have the definitions set forth below:

(a) “Cause” means (i) any act (A) that constitutes, on the part of the Grantee, fraud, dishonesty, a felony or gross malfeasance of duty and (B) that directly results in a material injury to the Corporation; or (ii) conduct by the Grantee in his office with the Corporation that is grossly inappropriate and demonstrably likely to lead to material injury to the Corporation, as determined by the Board acting reasonably and in good faith; provided, however, that in the case of (ii) above, such conduct shall not constitute Cause unless the Board shall have delivered to the Grantee notice setting forth with specificity (A) the conduct deemed to qualify as Cause, (B) reasonable action that would remedy such objection, and (C) a reasonable time (not less than 30 days) within which the Grantee may take such remedial action, and the Grantee shall not have taken such specified remedial action within such specified reasonable time.

(b) “Disability” means total and permanent disability as determined under the Corporation’s long-term disability plan.

8. Disposition of Shares. Grantee agrees to notify the Corporation promptly of the disposition of any shares of Common Stock purchased pursuant to this option which are disposed of within one year after transfer of such shares to Grantee, or within two years of the date of the grant of such option. For purposes of such notification, “disposition” shall have the meaning assigned to it in Section 425(c) of the Code.

9. Adjustment of Awards. In the event of any change in corporate capitalization, such as stock split, or a corporate transaction, such as a merger, consolidation, separation or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Corporation, such adjustment shall be made in the number and class of and/or price of the Option Shares as may be determined to be appropriate and equitable by the Corporation’s Board of Directors, in its sole discretion, to prevent dilution or enlargement of the benefits or potential benefits intended to be available under this agreement; provided that the number of Option Shares shall always be a whole number.

10. Interpretation. Any question of interpretation or application of this Agreement shall be resolved by the Corporation’s Board of Directors and its determination shall be final and binding on the Corporation and Grantee.

11. Notices. All notices hereunder shall be in writing and, if to the Corporation, shall be delivered personally to the Chairman or mailed to the Corporation’s principal office at P.O. Box 1000, Blountsville, Alabama 35031, addressed to the attention of the Chairman; and if to Grantee, shall be delivered personally or mailed to him at the address for Grantee found in the Corporation’s records. Such addresses may be changed at any time by notice from one party to the other.

12. Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto, the successors and assigns of the Corporation and the person to whom the rights of Grantee are transferred by will or the laws of descent and distribution.

13. Amendment. This Agreement may be amended from time to time by the Board, but no such amendment shall impair the rights of the Grantee without the Grantee’s consent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMMUNITY BANCSHARES, INC.

	By:	/s/ Patrick M. Frawley
Patrick M. Frawley
Chairman, Chief Executive Officer & President

WITNESS:	GRANTEE:

/s/ Carol S. Murcks		/s/ William H. Caughran
Signature

COMMUNITY BANCSHARES, INC.

2003 NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT is made and entered into as of August 1, 2003, between grantor Community Bancshares, Inc., a Delaware corporation (the “Corporation”) and grantee, William Caughran (the “Grantee”).

W I T N E S S E T H:

The Board of Directors of the Corporation (the “Board”) approved the grant to Grantee of awards under the Corporation’s long-term incentive program and established the terms and conditions of such awards, as contained in this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Option. Grantee shall have the right and option to purchase on the terms and conditions set forth herein, all or any part of an aggregate of 15,000 shares (“Option Shares”) of the $.10 par value common stock of the Corporation (the “Common Stock”) at the purchase price of $7.00 per share (the “Option Price”). The Option Price is 100% of the fair market value of the Common Stock on August 1, 2003, the date of the grant of the option covered by this Agreement.

2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

(a) Expiration Date. The option shall expire five (5) years after the date of grant (the “Expiration Date”). After the Expiration Date, the parties shall have no further rights or obligations hereunder.

(b) Exercise of Option. The option covered by this Agreement may be exercised by Grantee from time to time, in whole or in part, at any time prior to the Expiration Date subject to the restrictions in Section 2(d), (e) and (f) and Section 7.

(c) Method of Exercise and Payment of Purchase Price Upon Exercise. The Grantee may elect to exercise the option by giving written notice of such election to the Corporation, in such form as the Board may require, accompanied by payment in cash or in such other manner as may be approved by the Board, of the full purchase price of the Option Shares for which the election is made. As determined by the Board, in its sole discretion, payment of the Option Price shall be made in cash or Common Stock that was acquired at least six (6) months prior to the exercise of the option, or a combination thereof. To the extent permitted by applicable law, the option may be exercised and the exercise price paid pursuant to arrangements with brokerage firms permitted under Regulation T of the Federal Reserve Board or successor regulations or statutes. Any federal or state tax withholding requirements can be satisfied by shares of Common Stock acquired pursuant to the option exercise.

(d) Exercise Upon Death. In the event that Grantee ceases to be affiliated with the Corporation or its subsidiaries (either as an employee or director) by reason of death, the option may thereafter be exercised as to all shares subject to the option by the legal representative of the estate or by the person or persons entitled to the option under the Grantee’s will or the laws of descent and distribution, as appropriate, until the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date of the Grantee’s death.

(e) Exercise Upon Termination of Affiliation by Reason of Disability. In the event that Grantee ceases to be affiliated with the Corporation or its subsidiaries (either as an employee or director) by reason of Disability (as defined below), the option may thereafter be exercised as to all shares subject to the option until the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date that Grantee is determined by the Corporation to be disabled.

(f) Exercise Upon Termination of Affiliation by Reason Other than Death or Disability. The option or any unexercised portions thereof shall expire upon the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date of termination of Grantee’s affiliation with the Corporation and its subsidiaries (both as an employee and as a director) for any reason other than death or Disability. Provided, however, if the Grantee’s affiliation is terminated for Cause (as defined below), the option shall expire on the date of the termination of the Grantee’s affiliation.

3. No Rights as Shareholder or to Employment or to Directorship. No option granted hereunder shall entitle the holder thereof to any rights as a shareholder in the Corporation with respect to any shares to which the option relates until such shares have been paid for in full and issued. Furthermore, the option shall not confer upon the Grantee any rights of employment with the Corporation or any of its subsidiaries or any rights to be a director of the Corporation or any of its subsidiaries or affect the right of the Corporation or its subsidiaries to terminate the affiliation of the Grantee at any time, with or without cause.

4. Restrictions on Transfer of Shares and Option. Grantee hereby agrees for himself or herself and his or her legal representative, heirs and distributees, that if a registration statement covering the shares issuable upon exercise of any option hereunder is not effective under the Securities Act of 1933, as amended (the “Act”), at the time of such exercise, or if some other exemption from the provisions of the Act is not available, then all shares of Common Stock then received or purchased upon such exercise shall be acquired for investment, and that the notice of exercise delivered to the Corporation shall be accompanied by a representation in writing acceptable in scope and form to counsel to the Corporation and signed by Grantee or Grantee’s legal representative, heirs or distributees, as the case may be, to the effect that the shares are being acquired in good faith for investment and not with a view to distribution thereof. Any shares so acquired may be deemed restricted securities under Rule 144 as promulgated by the Securities and Exchange Commission under the Act, and as the same may be amended or replaced and subject to restrictions upon sale or other disposition. This option has not been registered under the Act or any applicable state securities laws in reliance upon registration exemptions in the Act and such laws. Grantee represents that Grantee is acquiring this option for Grantee’s own account for investment and not with a view to any resale or distribution thereof. Grantee understands and agrees that the option (in addition to the restriction on transfer set forth in Section 6) this option may not be sold, transferred or otherwise disposed of without registration under the Act and applicable state securities laws except in compliance with an exemption from such registration, the availability of which has been confirmed by an opinion of legal counsel or other evidence satisfactory to the Corporation.

5. Registration of Shares. If at any time the Board shall determine that the listing, registration or qualification of any shares subject to the option upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental or regulatory body is necessary or desirable as a condition of or in connection with the issuance or purchase of shares hereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions not acceptable to the Board.

6. Transfer of Rights. This option is not transferable except by will or by the laws of descent and distribution and shall be exercisable during Grantee’s lifetime only by Grantee. After the death of Grantee, this option may be exercised only by Grantee’s estate or by the person or persons entitled to the option under Grantee’s will or the laws of descent and distribution, as appropriate. In the event the option is transferred to the Grantee’s estate, the option may be exercised by the estate only to the extent that the Grantee would have been entitled had the option not been transferred.

7. Competition with Employer - Covenant Not to Compete. In consideration of the grant by the Corporation of the option, Grantee agrees with the Corporation as follows:

(a) While Grantee is affiliated with the Corporation or one or more of its subsidiaries (hereinafter collectively referred to as the “Company”) either as an employee or a director, Grantee will devote his or her entire time, energy and skills to the service of the Company. Any employment shall be at the pleasure of the board of directors of each employing corporation. Except as provided in Section 2 hereof, no option granted under this Agreement shall be exercised after the termination of Grantee’s affiliation (both as an employee and a director) with the Company.

(b) Grantee will not, during the term of his or her affiliation (either as an employee or director) with the Company, or for a period of two years after termination for any reason of his or her affiliation with the Company, directly or indirectly, either individually or as a stockholder (except for passive investments of less than one percent of the outstanding shares), director, officer, consultant, independent contractor, employee, agent, member or otherwise of or through any corporation, partnership, association, joint venture, firm, individual or otherwise (hereinafter “Firm”), or in any other capacity:

(i) Carry on or engage in a business like or similar to any business engaged in by the Company either (A) in the county in which the Grantee has primarily been employed by the Company at the time of termination of employment or (B) within a 25-mile radius of the location where the Grantee has primarily been employed by the Company at the time of termination of employment; or

(ii) Solicit or do business (like or similar to any business engaged in by the Company) with any customer of the Company either (A)in the county in which the Grantee has primarily been employed by the Company at the time of termination of employment or (B) within a 25-mile radius of the location where the Grantee has primarily been employed by the Company at the time of termination of employment; or

(iii) Solicit, directly or indirectly, any employee of the Company to leave their employment with the Company for any reason. For purposes of this Agreement, the Company and Grantee agree that Grantee shall be deemed to have solicited any employee in violation of this Agreement if such employee is hired by Grantee or his or her Firm within six (6) months of Grantee’s last date of affiliation (either as an employee or a director) with the Company.

If Grantee is a nonemployee director, the restrictions in (i) and (ii) above shall apply with respect to either (A) the county in which the director resides at the time he ceases to be a director, or (B) within a 25-mile radius of the location where the director resides at the time he ceases to be a director.

The above two-year period shall be extended by any period of time during which Grantee is in default of the covenants contained in this Agreement.

(c) During the term of his or her affiliation (either as an employee or a director) with the Company and thereafter, Grantee shall not divulge, or furnish or make accessible to any third party, company, corporation or other organization (including, but not limited to, customers, competitors or governmental agencies), without the Corporation’s prior written consent, any trade secrets, customer lists, information regarding customers, or other confidential information concerning the Company or its business, including without limitation, confidential methods of operation and organization, trade secrets, confidential matters related to pricing, markups, commissions and customer lists.

(d) In the event of a breach or threatened breach by Grantee of all or any part of the provisions of subdivisions (b) or (c) of this Section 7, the Company shall be entitled to an injunction restraining Grantee from such breach without limiting any other rights or remedies available to the Company for such breach or threatened breach.

(e) Grantee specifically recognizes and affirms that each of the covenants contained in subdivisions (b) and (c) of this Section 7 is a material and important term of this Agreement which has induced the Company to provide for the award of the option granted hereunder, and Grantee further agrees that should all or any part or application of subdivisions (b) or (c) of Section 7 of this Agreement be held or found invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction in an action between Grantee and the Company, the Corporation shall be entitled to receive (but not obligated to acquire) from Grantee all Common Stock held by Grantee which was obtained by Grantee under this Agreement (including all shares obtained by virtue of any stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or other transaction, hereinafter “stock dividends”) by returning to Grantee for each share received the Option Price paid by Grantee (as adjusted for stock dividends). If Grantee has sold, transferred, or otherwise disposed of Common Stock obtained under this Agreement (including all shares obtained by virtue of any stock dividend), the Corporation shall be entitled to receive from Grantee the difference between the Option Price paid by Grantee and the fair market value of the Common Stock (including all shares obtained by virtue of any stock dividends) on the date of sale transfer or other disposition.

(f) Notwithstanding any provision to the contrary herein contained, Section 7(b) shall not apply:

(i) Upon the termination of the Grantee’s affiliation with the Corporation (either as an employee or a director) other than for Cause within one (1) year following a Change in Control of the Corporation; or

(ii) Upon the voluntary termination of Grantee’s affiliation with the Corporation (either as an employee or a director) for any reason within the thirty (30) day period immediately after the one (1) year period following a Change in Control of the Corporation.

8. Definitions. For the purposes of this Agreement, the following terms shall have the definitions set forth below:

(a) “Cause” means (i) any act (A) that constitutes, on the part of the Grantee, fraud, dishonesty, a felony or gross malfeasance of duty and (B) that directly results in a material injury to the Corporation; or (ii) conduct by the Grantee in his office with the Corporation that is grossly inappropriate and demonstrably likely to lead to material injury to the Corporation, as determined by the Board acting reasonably and in good faith; provided, however, that in the case of (ii) above, such conduct shall not constitute Cause unless the Board shall have delivered to the Grantee notice setting forth with specificity (A) the conduct deemed to qualify as Cause, (B) reasonable action that would remedy such objection, and (C) a reasonable time (not less than 30 days) within which the Grantee may take such remedial action, and the Grantee shall not have taken such specified remedial action within such specified reasonable time.

(b) “Change in Control of the Corporation” means (i) the acquisition, directly or indirectly, by any “person” (within the meaning of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) within any twelve-month period of securities of the Corporation representing an aggregate of twenty percent (20%) or more of the combined voting power of the Corporation’s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation, cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved in advance by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; or (iii) consummation of a merger or consolidation or other business combination of the Corporation with any other person, other than a merger, consolidation or business combination which would result in the outstanding Common Stock immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into common stock of the surviving entity or a parent or affiliate thereof) at least sixty percent (60%) of the outstanding common stock of the Corporation or such surviving entity or parent of affiliate thereof outstanding immediately after such merger, consolidation or business combination; or (iv) a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets; or (v) the occurrence of any other event or circumstance which is not covered by (i) through (iv) above which the Board determines affects control of the Corporation and, in order to implement the purposes of this agreement, adopts a resolution that such event or circumstance constitutes a Change in Control for purposes of this agreement.

(c) “Disability” means total and permanent disability as determined under the Corporation’s long-term disability plan.

(d) “Retirement” means termination of employment under circumstances in which the Grantee is entitled to a benefit from the Corporation’s defined benefit pension plan.

9. Disposition of Shares. Grantee agrees to notify the Corporation promptly of the disposition of any shares of Common Stock purchased pursuant to this option which are disposed of within one year after transfer of such shares to Grantee, or within two years of the date of the grant of such option. For purposes of such notification, “disposition” shall have the meaning assigned to it in Section 425(c) of the Code.

10. Adjustment of Awards. In the event of any change in corporate capitalization, such as stock split, or a corporate transaction, such as a merger, consolidation, separation or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Corporation, such adjustment shall be made in the number and class of and/or price of the Option Shares as may be determined to be appropriate and equitable by the Corporation’s Board of Directors, in its sole discretion, to prevent dilution or enlargement of the benefits or potential benefits intended to be available under this agreement; provided that the number of Option Shares shall always be a whole number.

11. Interpretation. Any question of interpretation or application of this Agreement shall be resolved by the Corporation’s Board of Directors and its determination shall be final and binding on the Corporation and Grantee.

12. Notices. All notices hereunder shall be in writing and, if to the Corporation, shall be delivered personally to the Chairman or mailed to the Corporation’s principal office at P.O. Box 1000, Blountsville, Alabama 35031, addressed to the attention of the Chairman; and if to Grantee, shall be delivered personally or mailed to him at the address for Grantee found in the Corporation’s records. Such addresses may be changed at any time by notice from one party to the other.

13. Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto, the successors and assigns of the Corporation and the person to whom the rights of Grantee are transferred by will or the laws of descent and distribution.

14. Amendment. This Agreement may be amended from time to time by the Board, but no such amendment shall impair the rights of the Grantee without the Grantee’s consent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMMUNITY BANCSHARES, INC.

	By:	/s/ Patrick M. Frawley
Patrick M. Frawley
Chairman, Chief Executive Officer and President

WITNESS:	GRANTEE:

/s/ Carol S. Murcks		/s/ William H. Caughran
Signature

COMMUNITY BANCSHARES, INC.

2003 NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT is made and entered into as of April 2, 2003, between grantor Community Bancshares, Inc., a Delaware corporation (the “Corporation”) and grantee, William H. Caughran (the “Grantee”).

W I T N E S S E T H:

The Board of Directors of the Corporation (the “Board”) on April 2, 2003 approved the grant to Grantee of awards under the Corporation’s long-term incentive program and established the terms and conditions of such awards, as contained in this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Option. Grantee shall have the right and option to purchase on the terms and conditions set forth herein, all or any part of an aggregate of 12,500 shares (“Option Shares”) of the $.10 par value common stock of the Corporation (the “Common Stock”) at the purchase price of $7.00 per share (the “Option Price”). The Option Price is 100% of the fair market value of the Common Stock on April 2, 2003, the date of the grant of the option covered by this Agreement.

2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

(a) Expiration Date. The option shall expire five (5) years after the date of grant (the “Expiration Date”). After the Expiration Date, the parties shall have no further rights or obligations hereunder.

(b) Exercise of Option. The option covered by this Agreement may be exercised by Grantee from time to time, in whole or in part, at any time prior to the Expiration Date subject to the restrictions in Section 2(d), (e) and (f) and Section 7.

(c) Method of Exercise and Payment of Purchase Price Upon Exercise. The Grantee may elect to exercise the option by giving written notice of such election to the Corporation, in such form as the Board may require, accompanied by payment in cash or in such other manner as may be approved by the Board, of the full purchase price of the Option Shares for which the election is made. As determined by the Board, in its sole discretion, payment of the Option Price shall be made in cash or Common Stock that was acquired at least six (6) months prior to the exercise of the option, or a combination thereof. To the extent permitted by applicable law, the option may be exercised and the exercise price paid pursuant to arrangements with brokerage firms permitted under Regulation T of the Federal Reserve Board or successor regulations or statutes. Any federal or state tax withholding requirements can be satisfied by shares of Common Stock acquired pursuant to the option exercise.

(d) Exercise Upon Death. In the event that Grantee ceases to be affiliated with the Corporation or its subsidiaries (either as an employee or director) by reason of death, the option may thereafter be exercised as to all shares subject to the option by the legal representative of the estate or by the person or persons entitled to the option under the Grantee’s will or the laws of descent and distribution, as appropriate, until the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date of the Grantee’s death.

(e) Exercise Upon Termination of Affiliation by Reason of Disability. In the event that Grantee ceases to be affiliated with the Corporation or its subsidiaries (either as an employee or director) by reason of Disability (as defined below), the option may thereafter be exercised as to all shares subject to the option until the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date that Grantee is determined by the Corporation to be disabled.

(f) Exercise Upon Termination of Affiliation by Reason Other than Death or Disability. The option or any unexercised portions thereof shall expire upon the earlier of (i) the expiration of the stated term of the option or (ii) the 90th day after the termination of Grantee’s affiliation with the Corporation and its subsidiaries (both as an employee and as a director) for any reason other than death or Disability. Provided, however, if the Grantee’s affiliation is terminated for Cause (as defined below), the option shall expire on the date of the termination of the Grantee’s affiliation.

3. No Rights as Shareholder or to Employment or to Directorship. No option granted hereunder shall entitle the holder thereof to any rights as a shareholder in the Corporation with respect to any shares to which the option relates until such shares have been paid for in full and issued. Furthermore, the option shall not confer upon the Grantee any rights of employment with the Corporation or any of its subsidiaries or any rights to be a director of the Corporation or any of its subsidiaries or affect the right of the Corporation or its subsidiaries to terminate the affiliation of the Grantee at any time, with or without cause.

4. Restrictions on Transfer of Shares. Grantee hereby agrees for himself or herself and his or her legal representative, heirs and distributees, that if a registration statement covering the shares issuable upon exercise of any option hereunder is not effective under the Securities Act of 1933, as amended (the “Act”), at the time of such exercise, or if some other exemption from the provisions of the Act is not available, then all shares of Common Stock then received or purchased upon such exercise shall be acquired for investment, and that the notice of exercise delivered to the Corporation shall be accompanied by a representation in writing acceptable in scope and form to counsel to the Corporation and signed by Grantee or Grantee’s legal representative, heirs or distributees, as the case may be, to the effect that the shares are being acquired in good faith for investment and not with a view to distribution thereof. Any shares so acquired may be deemed restricted securities under Rule 144 as promulgated by the Securities and Exchange Commission under the Act, and as the same may be amended or replaced and subject to restrictions upon sale or other disposition.

5. Registration of Shares. If at any time the Board shall determine that the listing, registration or qualification of any shares subject to the option upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental or regulatory body is necessary or desirable as a condition of or in connection with the issuance or purchase of shares hereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions not acceptable to the Board.

6. Transfer of Rights. This option is not transferable except by will or by the laws of descent and distribution and shall be exercisable during Grantee’s lifetime only by Grantee. After the death of Grantee, this option may be exercised only by Grantee’s estate or by the person or persons entitled to the option under Grantee’s will or the laws of descent and distribution, as appropriate. In the event the option is transferred to the Grantee’s estate, the option may be exercised by the estate only to the extent that the Grantee would have been entitled had the option not been transferred.

7. Competition with Employer - Covenant Not to Compete. In consideration of the grant by the Corporation of the option, Grantee agrees with the Corporation as follows:

(a) While Grantee is affiliated with the Corporation or one or more of its subsidiaries (hereinafter collectively referred to as the “Company”) either as an employee or a director, Grantee will devote his or her entire time, energy and skills to the service of the Company. Any employment shall be at the pleasure of the board of directors of each employing corporation. Except as provided in Section 2 hereof, no option granted under this Agreement shall be exercised after the termination of Grantee’s affiliation (both as an employee and a director) with the Company.

(b) Grantee will not, during the term of his or her affiliation (either as an employee or director) with the Company, or for a period of two years after termination for any reason of his or her affiliation with the Company, directly or indirectly, either individually or as a stockholder (except for passive investments of less than one percent of the outstanding shares), director, officer, consultant, independent contractor, employee, agent, member or otherwise of or through any corporation, partnership, association, joint venture, firm, individual or otherwise (hereinafter “Firm”), or in any other capacity:

(i) Carry on or engage in a business like or similar to any business engaged in by the Company either (A) in the county in which the Grantee has primarily been employed by the Company at the time of termination of employment or (B) within a 25-mile radius of the location where the Grantee has primarily been employed by the Company at the time of termination of employment; or

(ii) Solicit or do business (like or similar to any business engaged in by the Company) with any customer of the Company either (A)in the county in which the Grantee has primarily been employed by the Company at the time of termination of employment or (B) within a 25-mile radius of the location where the Grantee has primarily been employed by the Company at the time of termination of employment; or

(iii) Solicit, directly or indirectly, any employee of the Company to leave their employment with the Company for any reason. For purposes of this Agreement, the Company and Grantee agree that Grantee shall be deemed to have solicited any employee in violation of this Agreement if such employee is hired by Grantee or his or her Firm within six (6) months of Grantee’s last date of affiliation (either as an employee or a director) with the Company.

If Grantee is a nonemployee director, the restrictions in (i) and (ii) above shall apply with respect to either (A) the county in which the director resides at the time he ceases to be a director, or (B) within a 25-mile radius of the location where the director resides at the time he ceases to be a director.

The above two-year period shall be extended by any period of time during which Grantee is in default of the covenants contained in this Agreement.

(c) During the term of his or her affiliation (either as an employee or a director) with the Company and thereafter, Grantee shall not divulge, or furnish or make accessible to any third party, company, corporation or other organization (including, but not limited to, customers, competitors or governmental agencies), without the Corporation’s prior written consent, any trade secrets, customer lists, information regarding customers, or other confidential information concerning the Company or its business, including without limitation, confidential methods of operation and organization, trade secrets, confidential matters related to pricing, markups, commissions and customer lists.

(d) In the event of a breach or threatened breach by Grantee of all or any part of the provisions of subdivisions (b) or (c) of this Section 7, the Company shall be entitled to an injunction restraining Grantee from such breach without limiting any other rights or remedies available to the Company for such breach or threatened breach.

(e) Grantee specifically recognizes and affirms that each of the covenants contained in subdivisions (b) and (c) of this Section 7 is a material and important term of this Agreement which has induced the Company to provide for the award of the option granted hereunder, and Grantee further agrees that should all or any part or application of subdivisions (b) or (c) of Section 7 of this Agreement be held or found invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction in an action between Grantee and the Company, the Corporation shall be entitled to receive (but not obligated to acquire) from Grantee all Common Stock held by Grantee which was obtained by Grantee under this Agreement (including all shares obtained by virtue of any stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or other transaction, hereinafter “stock dividends”) by returning to Grantee for each share received the Option Price paid by Grantee (as adjusted for stock dividends). If Grantee has sold, transferred, or otherwise disposed of Common Stock obtained under this Agreement (including all shares obtained by virtue of any stock dividend), the Corporation shall be entitled to receive from Grantee the difference between the Option Price paid by Grantee and the fair market value of the Common Stock (including all shares obtained by virtue of any stock dividends) on the date of sale transfer or other disposition.

(f)	Notwithstanding any provision to the contrary herein contained, Section 7(b) shall not apply:

(i) Upon the termination of the Grantee’s affiliation with the Corporation (either as an employee or a director) other than for Cause within one (1) year following a Change in Control of the Corporation; or

(ii) Upon the voluntary termination of Grantee’s affiliation with the Corporation (either as an employee or a director) for any reason within the thirty (30) day period immediately after the one (1) year period following a Change in Control of the Corporation.

8. Definitions. For the purposes of this Agreement, the following terms shall have the definitions set forth below:

(a) “Cause” means (i) any act (A) that constitutes, on the part of the Grantee, fraud, dishonesty, a felony or gross malfeasance of duty and (B) that directly results in a material injury to the Corporation; or (ii) conduct by the Grantee in his office with the Corporation that is grossly inappropriate and demonstrably likely to lead to material injury to the Corporation, as determined by the Board acting reasonably and in good faith; provided, however, that in the case of (ii) above, such conduct shall not constitute Cause unless the Board shall have delivered to the Grantee notice setting forth with specificity (A) the conduct deemed to qualify as Cause, (B) reasonable action that would remedy such objection, and (C) a reasonable time (not less than 30 days) within which the Grantee may take such remedial action, and the Grantee shall not have taken such specified remedial action within such specified reasonable time.

(b) “Change in Control of the Corporation” means (i) the acquisition, directly or indirectly, by any “person” (within the meaning of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) within any twelve-month period of securities of the Corporation representing an aggregate of twenty percent (20%) or more of the combined voting power of the Corporation’s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation, cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved in advance by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; or (iii) consummation of a merger or consolidation or other business combination of the Corporation with any other person, other than a merger, consolidation or business combination which would result in the outstanding Common Stock immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into common stock of the surviving entity or a parent or affiliate thereof) at least sixty percent (60%) of the outstanding common stock of the Corporation or such surviving entity or parent of affiliate thereof outstanding immediately after such merger, consolidation or business combination; or (iv) a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets; or (v) the occurrence of any other event or circumstance which is not covered by (i) through (iv) above which the Board determines affects control of the Corporation and, in order to implement the purposes of this agreement, adopts a resolution that such event or circumstance constitutes a Change in Control for purposes of this agreement.

(c) “Disability” means total and permanent disability as determined under the Corporation’s long-term disability plan.

(d) “Retirement” means termination of employment under circumstances in which the Grantee is entitled to a benefit from the Corporation’s defined benefit pension plan.

9. Disposition of Shares. Grantee agrees to notify the Corporation promptly of the disposition of any shares of Common Stock purchased pursuant to this option which are disposed of within one year after transfer of such shares to Grantee, or within two years of the date of the grant of such option. For purposes of such notification, “disposition” shall have the meaning assigned to it in Section 425(c) of the Code.

10. Adjustment of Awards. In the event of any change in corporate capitalization, such as stock split, or a corporate transaction, such as a merger, consolidation, separation or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Corporation, such adjustment shall be made in the number and class of and/or price of the Option Shares as may be determined to be appropriate and equitable by the Corporation’s Board of Directors, in its sole discretion, to prevent dilution or enlargement of the benefits or potential benefits intended to be available under this agreement; provided that the number of Option Shares shall always be a whole number.

11. Interpretation. Any question of interpretation or application of this Agreement shall be resolved by the Corporation’s Board of Directors and its determination shall be final and binding on the Corporation and Grantee.

12. Notices. All notices hereunder shall be in writing and, if to the Corporation, shall be delivered personally to the Chairman or mailed to the Corporation’s principal office at P.O. Box 1000, Blountsville, Alabama 35031, addressed to the attention of the Chairman; and if to Grantee, shall be delivered personally or mailed to him at the address for Grantee found in the Corporation’s records. Such addresses may be changed at any time by notice from one party to the other.

13. Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto, the successors and assigns of the Corporation and the person to whom the rights of Grantee are transferred by will or the laws of descent and distribution.

14. Amendment. This Agreement may be amended from time to time by the Board, but no such amendment shall impair the rights of the Grantee without the Grantee’s consent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMMUNITY BANCSHARES, INC.

	By:	/s/ Patrick M. Frawley
Patrick M. Frawley
Chairman, President and Chief Executive Officer

WITNESS:	GRANTEE:

/s/ Carol S. Murcks		/s/ William H. Caughran
William H. Caughran